SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TeleTech Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TELETECH HOLDINGS, INC.

9197 S. Peoria Street
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The Annual Meeting of stockholders of TeleTech Holdings, Inc., a Delaware corporation, will be held at 9197 S. Peoria Street, Englewood, Colorado 80112 on Thursday, May 20, 2004, at 10:00 a.m., local time, for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting of stockholders or until their successors are duly elected and qualified (see page 8);

2. To approve the increase in the number of shares authorized under the Company’s Employee Stock Purchase Plan (see page 25);

3. To ratify the appointment of Ernst & Young LLP as our independent auditor for 2004 (see page 27);

4. To consider the Stockholder Proposal (see page 27); and

5. To transact such other business as may properly come before the Annual Meeting.

      The record date for the Annual Meeting is March 25, 2004. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

SHARON A. O’LEARY
Senior Vice President, Corporate Development,
General Counsel and Corporate Secretary

Englewood, Colorado

April 11, 2004

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT FROM THE AUDIT COMMITTEE
INDEPENDENT AUDIT FEES FOR 2003
PERFORMANCE GRAPH
PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE TELETECH HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 4: SHAREHOLDER PROPOSAL CONCERNING NORTHERN IRELAND
INDEPENDENT PUBLIC ACCOUNTANTS
GENERAL INFORMATION
OTHER BUSINESS
Annual Report on Form 10-K

TELETECH HOLDINGS, INC.

9197 S. Peoria Street
Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 20, 2004

       The Board of Directors of TeleTech Holdings, Inc., a Delaware corporation (“TeleTech,” the “Company,” “we,” “us,” or “our”) is soliciting proxies to be used at our Annual Meeting of stockholders to be held at 10:00 a.m. on May 20, 2004, at TeleTech Holdings, Inc.’s Principal Offices located at 9197 S. Peoria Street, Englewood, Colorado 80112. This proxy statement contains important information regarding TeleTech’s Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

      A number of abbreviations are used in this Proxy Statement. The term “proxy materials” includes this proxy statement, the enclosed proxy card, and TeleTech’s Annual Report for 2003.

      The Board of Directors is sending these proxy materials on or about April 11, 2004.

Who Can Vote

      Stockholders of record at the close of business on March 25, 2004 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had approximately 75,244,847 issued and outstanding shares of common stock, which were held by approximately 113 record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the Annual Meeting.

How You Can Vote

      You can vote your shares if you are represented by proxy or present in person at the Annual Meeting. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, we will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, we will vote your shares “FOR” the election of all nominees for director and as recommended by the Board with regard to all other matters.

      You can also vote your shares electronically as follows:

VOTE BY INTERNET	VOTE BY TELEPHONE

http://www.proxyvote.com 24 hours a day/7 days a week	(800) 690-6903 via touch tone phone toll-free 24 hours a day/7 days a week

INSTRUCTIONS:	INSTRUCTIONS:

Read the accompanying Proxy Statement. Have your 12-digit control number located on your proxy card available.	Read the accompanying Proxy Statement.
Point your browser to
http://www.proxyvote.com

and follow the instructions to cast your vote. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy statement, and other correspondence will be delivered to you electronically via e-mail.	Call toll-free (800) 690-6903 You will be asked to enter your 12-digit control number located on your proxy card.

      Votes submitted via the Internet or by telephone must be cast by 12:00 a.m. EDT on May 19, 2004. Votes submitted by mail must be received on or before May 15, 2004. Submitting your vote by mail, telephone or via the Internet will not affect your right to vote in person if you decide to attend the 2004 Annual Meeting.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

Revocation of Proxies

      You can revoke your proxy at any time before it is voted at the Annual Meeting by any of the following three methods:

•	by voting in person at the Annual Meeting;

•	by delivering to the Company’s Secretary a written notice of revocation dated after the proxy; or

•	by delivering another proxy dated after the previous proxy.

Required Votes

      Each share of common stock has one vote on all matters properly brought before the Annual Meeting. In order to conduct business at the Annual Meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the Record Date must be present in person or represented by proxy. The affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be necessary for approval of the other Company proposals.

      Kenneth D. Tuchman, Chairman and Chief Executive Officer of the Company and the beneficial owner of approximately 49.5% of the shares of common stock entitled to vote at the meeting, has indicated that he intends to vote for all persons nominated by the Board of Directors for election to the Board of Directors and as recommended by the Board with regard to other proposals to be presented at the Annual Meeting.

Voting Procedures

      Votes cast by proxy at the Annual Meeting will be tabulated by an automatic system administered by the Company’s transfer agent. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. Abstentions and broker non-votes (as described below) are each included in the determination of the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and except with respect to the election of directors, will have the same effect as negative votes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have the authority to vote your non-voted shares on certain routine matters, such as the election of directors and the ratification of auditors. No broker may vote shares with respect to the amendments to the TeleTech Holdings, Inc. Employee Stock Purchase Plan or the Stockholder Proposal without specific instructions from beneficial owners. If you do not instruct your broker on how to vote on these two proposals, your shares will not be voted on these proposals resulting in “broker non-votes”, and will not be counted towards the vote totals for such proposals.

      If you hold shares in TeleTech’s Employee Stock Purchase Plan (“ESPP”) and you do not return a proxy card, Wachovia Securities, as third party administrator of the ESPP has the authority to vote your shares on certain routine matters, such as the election of directors and the ratification of auditors. Wachovia may not vote shares with respect to the amendment to the Employee Stock Purchase Plan or the Stockholder Proposal without specific instructions from beneficial owners.

      Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of TeleTech common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

Costs of Proxy Solicitation

      The Company will bear the costs of soliciting proxies from its stockholders. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Annual Meeting

      If you plan to attend the Annual Meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record and arrive at the Annual Meeting without an admission ticket, you will only be admitted once we verify your share ownership at the stockholders’ admission counter. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

      A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting and at the Company’s principal office located at 9197 S. Peoria Street, Englewood, Colorado 80112 during normal business hours for a period of at least 10 days prior to the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

      The information presented below regarding beneficial ownership of TeleTech’s common stock is presented in accordance with the rules of the Securities and Exchange Commission (“SEC”). Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power within sixty (60) days through the exercise of any stock option or other right.

Security Ownership of Certain Beneficial Owners

      The following table sets forth, as of March 25, 2004, information with respect to each person who was known by TeleTech (based upon a review of schedules and reports filed with the SEC) to be the beneficial owner of more than 5% of TeleTech’s common stock. We have calculated the percentage of beneficial ownership based on 75,244,847 shares of our common stock outstanding as of March 25, 2004.

	Number of Shares	Approximate
Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class

Kenneth D. Tuchman 9197 S. Peoria Street Englewood, Colorado 80112	37,299,650 (1)	49.5%
Pequot Capital Management, Inc. 500 Myala Farm Road Westport, Connecticut 06880	4,196,000	5.64%

(1)	Includes (a) 36,860,217 shares subject to sole voting and investment power, which includes (i) 20,000,000 shares held by a limited liability limited partnership controlled by Mr. Tuchman, 306,895 shares held by a limited liability limited partnership in which Mr. Tuchman is the controlling general partner and 840,000 shares subject to options exercisable within 60 days and (b) 442,633 shares subject to shared voting and investment power, which includes (i) 100,000 shares held by a limited liability partnership in which Mr. Tuchman and his spouse own direct or indirect controlling partnership interests, (ii) 300,000 shares held by the Tuchman Family Foundation, established to benefit entities that have been granted exempt status under Section 501(c)(3) of the Internal Revenue Code, (iii) 29,433 shares held by a trust for the benefit of Mr. Tuchman’s nieces and nephews, for which Mr. Tuchman’s spouse is the sole trustee and (iv) 10,000 shares held by Mr. Tuchman’s spouse. Mr. Tuchman disclaims beneficial ownership of all shares held by the Tuchman Family Foundation, the trust for the benefit of Mr. Tuchman’s nieces and nephews and his spouse.

Security Ownership of Management

      The following table sets forth information concerning shares of common stock beneficially owned by each director and named executive officer of TeleTech as of March 25, 2004 and by all directors and executive officers as a group.

	Total Number of		Shares Subject to
	Shares Beneficially		Options***	Approximate
Name	Owned**		(Included in Total)	Percent of Class

Kenneth D. Tuchman	37,299,650	(1)	840,000	49.5%
James E. Barlett	587,000	(2)	337,000	*
George H. Heilmeier	152,000	(3)	152,000	*
William A. Linnenbringer	35,000		25,000	*
Ruth C. Lipper	65,000		40,000	*
Morton H. Meyerson	933,594		451,119	1.2%
Mark C. Thompson	10,000		10,000	*
Shirley Young	25,000		25,000	*
James B. Kaufman	187,485		187,485	*
Dennis J. Lacey	40,000		40,000	*
Sharon A. O’Leary	7,000		7,000	*
All directors and executive officers as a group (11 persons)	39,341,729		2,114,604	52.2%

*	Less than 1%.

**	Includes shares subject to acquisition through exercise of stock options within 60 days of March 25, 2004.

***	Shares subject to acquisition through exercise of stock options that are exercisable within 60 days of March 25, 2004.

(1)	Includes 442,633 shares subject to shared voting and investment power.

(2)	Includes 250,000 shares of restricted stock for which the restrictions have lapsed as to 100,000 shares. Restrictions shall lapse as to the remaining 150,000 shares on October 15, 2005.

(3)	Includes 3,000 shares subject to shared voting and investment power.

PROPOSAL 1:

ELECTION OF DIRECTORS

      At the Annual Meeting, seven persons will be elected to the Board of Directors of the Company to hold office until the next Annual Meeting of stockholders and until their respective successors are duly elected and qualified. In February 2004, Mr. Mark C. Thompson was elected to the Board of Directors to fill a vacancy on our Board. Mr. Thompson was recommended to the Nominating and Governance Committee by James E. Barlett our Vice Chairman. The Nominating and Governance Committee and the Board of Directors have nominated each of the persons named below and it is the intention of the persons named in the enclosed proxy to vote FOR the election of all such nominees. Each of the nominees is currently serving as a director of the Company and has consented to being named in this Proxy Statement as a nominee and to continue to serve as a director if elected. Information concerning the seven nominees proposed for election to the Board of Directors is set forth below.

      In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the Board of Directors may nominate, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy.

Information Concerning the Nominees for Election as Directors

      Kenneth D. Tuchman, 44, founded TeleTech’s predecessor company in 1982 and has served as the Chairman of the Board of Directors since TeleTech’s formation in 1994. Mr. Tuchman served as the Company’s President and Chief Executive Officer from the Company’s inception until October of 1999. In March 2001, Mr. Tuchman resumed the position of Chief Executive Officer. Mr. Tuchman is also a member of the State of Colorado Governor’s Commission on Science and Technology and a member of the Board of Directors of the Center for Learning and Leadership.

      James E. Barlett, 60, Mr. Barlett has served as a director of TeleTech since February 2000 and Vice Chairman of TeleTech since October 2001. Before joining TeleTech as Vice Chairman, Mr. Barlett served as the President and Chief Executive Officer of Galileo International, Inc., a leading provider of travel information and transaction processing worldwide from 1994 to 2001, was elected Chairman in 1997 and served until 2001. Prior to joining Galileo, Mr. Barlett served as Executive Vice President of Worldwide Operations and Systems for MasterCard International Corporation, where he was also a member of the MasterCard International Operations Committee. Previously, Mr. Barlett was Executive Vice President of Operations for NBD Bankcorp, Vice Chairman of Cirrus, Inc., and a partner with Touche Ross and Co., currently known as Deloitte & Touche. Mr. Barlett also serves on the board of Korn/ Ferry International.

      George H. Heilmeier, 67, was elected to the Board of Directors of TeleTech in November 1998. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies, formerly Bell Communications Research, Inc., a provider of communications software and engineering, consulting and training services (“Bellcore”), and he served as Bellcore’s President and Chief Executive Officer from 1991 to 1997. He was Senior Vice President and Chief Technical Officer of Texas Instruments, Inc. from 1983 to 1991. He is a member of the Defense Science Board and the National Academy of Engineering. Dr. Heilmeier also serves as a director of INET, Inc. He is also a trustee of the Mitre Corporation and Fidelity Financial Corporation.

      William A. Linnenbringer, 55, was elected to the Board of Directors of TeleTech in February 2003. In his 32-year career with PricewaterhouseCoopers (PwC), Mr. Linnenbringer held numerous leadership positions, including Managing Partner for the U.S. Banking and Financial Services Industry Practice, Chairman of the Global Financial Services Industry Practice, and a member of the firm’s Policy Board and World Council of Partners. Mr. Linnenbringer retired as a partner of PwC in 2002.

      Ruth C. Lipper, 53, was elected to the Board of Directors of TeleTech in June 2002. Ms. Lipper has spent more than 25 years working in various financial and philanthropic leadership roles. From 1987 to 2000, Ms. Lipper was Senior Vice President and Treasurer for Lipper Analytical Services, Inc. Founded in 1973, Lipper Analytical Services was analyzing nearly 40,000 mutual funds through offices in the United States, London, and Hong Kong at the time of its sale to Reuters Group PLC in 1998. Ms. Lipper is currently a volunteer chairperson for the Lipper Family Foundation.

      Mark C. Thompson, 45, was elected to the Board of Directors of TeleTech in February 2004. Mr. Thompson is Chairman of Integration Associates, Inc., a semiconductor company, and founding director of the Stanford University Leadership Initiative. He was formerly senior vice president of the Charles Schwab Corporation. He also has been a member of the U.S. Securities and Exchange Commission Consumer Advisory Council.

      Shirley Young, 68, was elected to the Board of Directors of TeleTech in December 2002. Ms. Young is President of Shirley Young Associates, LLC, a business advisory company, and serves as senior adviser to General Motors-Asia Pacific. Ms. Young is currently a director of Netro Corporation and is Governor and ex-Chairman of the Committee of 100, a national Chinese-American leadership resource, and serves as chairman of the Committee 100 Cultural Institute. She is a founding member of the Committee of 200, an international organization of leading businesswomen. She is a trustee of Interlochen Center for the Arts and served as trustee of Wellesley College and on the Board of Directors of the Associates of the Harvard Business School, and Phillips Academy in Andover, Massachusetts, as well as the Detroit Symphony Orchestra, the Detroit Institute of Arts, and Shanghai Symphony Orchestra.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote “FOR” all of the nominees for election to the Board of Directors.

Information Regarding the Board of Directors and Committees Thereof

      The Board of Directors held twelve meetings during our 2003 fiscal year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and by the committees of the Board of Directors on which they served. We do not have a formal policy on Board member attendance at our Annual Meetings although we encourage members of the Board to attend our Annual Meetings. Last year, eight of our directors attended the Annual Meeting.

      The Board of Directors has determined that George Heilmeier, William Linnenbringer, Ruth Lipper, Mark Thompson and Shirley Young qualify as “independent directors” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”) listing standards, which become effective as of the date of our Annual Meeting. Beginning in 2004, we intend to hold regularly scheduled executive sessions at least two times each year, at which only our independent directors are present.

      The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees, which assist the Board in the discharge of its responsibilities. Members of each committee are elected by the Board at its first meeting following the Annual Meeting of stockholders and serve for one-year terms.

      The Audit Committee is charged with the responsibility of overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, the appointment of the independent public accountants of TeleTech, the scope and fees of the prospective annual audit and the results thereof, compliance with TeleTech’s accounting and financial policies and management’s procedures and policies relative to the adequacy of TeleTech’s internal accounting controls. The Audit Committee is required under its written charter to hold regular meetings at least four times each year. The current members of the Audit Committee are William Linnenbringer, Morton Meyerson and George Heilmeier each of whom is independent under the SEC and NASD rules. Morton Meyerson is not standing for reelection at the Annual Meeting of Shareholder’s and will resign from our Audit Committee and our Board of Directors, leaving us with one vacancy on our Audit Committee. In accordance with the NASD rules, we intend to fill such vacancy and maintain an Audit Committee comprised of at least three independent Board members prior to the one year anniversary of the vacancy to the Audit Committee. Our Board of Directors determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, our Board of Directors has determined that William Linnenbringer qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC. Mr. Dammeyer, who resigned from the Board of Directors in January 2004, served on the Audit Committee from May 2003 through January 2004. During 2003, the Audit Committee held four (4) regularly scheduled meetings and eight (8) special meetings and took all other actions pursuant to unanimous written consent in lieu of meetings. The Audit Committee has a written charter adopted by our Board of Directors, a copy of which is attached hereto as Appendix A. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. See “Report from the Audit Committee”.

      The Compensation Committee reviews performance goals and determines or approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement); reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto); and administers the TeleTech Holdings, Inc. Amended and Restated 1999 Stock Option and Incentive Plan; the TeleTech Holdings, Inc. 1995 Stock Plan; the TeleTech Holdings, Inc. Employee Stock Purchase Plan and such other employee benefit plans as may be adopted by TeleTech from time to time. See “Report of the Compensation Committee on Executive Compensation.” The current members of the Compensation Committee are Ruth Lipper and Shirley Young each of whom is an independent non-employee director of the Company under the SEC and NASD rules, as applicable. Mr. Dammeyer served on the Compensation Committee from May 2003 through January 2004. During 2003, the Compensation Committee held four (4) regularly scheduled meetings and three (3) special meetings and took all other actions pursuant to unanimous written consents in lieu of meetings. The Compensation Committee operates under the Compensation Committee Charter adopted by our Board, a copy of which is attached hereto as Appendix B.

      The Nominating and Governance Committee is charged with identifying and recommending to the Board of Directors qualified candidates for election or appointment to the Board of Directors, overseeing matters of corporate governance, including the evaluation of Board performance and processes and assignment and rotation of Board Committee members. The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies on the Board arise, the Nominating and Governance Committee considers potential candidates for director, which may come to the attention of the Nominating and Governance Committee through current directors, professional search firms, shareholders or other persons. The Nominating and Governance Committee will consider candidates for the Board recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth under the caption “General Information — Next Annual Meeting of Stockholders” in this Proxy Statement to the Corporate Secretary of TeleTech, 9197 S. Peoria Street, Englewood, Colorado 80112. As described above, the Nominating and Governance Committee considers properly submitted shareholder nominations for candidates for the Board of Directors in the same manner as it evaluates other nominees. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee. The materials provided by a shareholder to the Company for consideration of a nominee for director are forwarded to the Nominating and Governance Committee. All candidates are evaluated at meetings of the Nominating and Governance Committee. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the Board of Directors. The Nominating and Governance Committee considers candidates with excellent decision-making ability, business experience, personal integrity and reputation. In addition, the Nominating and Governance Committee recognizes the benefit of a Board of Directors that reflects the diversity of the Company’s stockholders, employees and customers, and the locations in which it operates, and will seek qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity. The Nominating and Governance Committee reviews, approves and oversees various corporate governance policies and recommends changes, if any, to the Board of Directors. The current members of the Nominating and Governance Committee are Morton Meyerson and Ruth Lipper each of whom satisfy the independence requirements for nominating committee members pursuant to NASD rules. Morton Meyerson is not standing for reelection at the Annual Meeting of Shareholder’s and will resign from our Nominating and Governance Committee and our Board of Directors, leaving us with one vacancy on our Nominating and Governance Committee. In accordance with the NASD rules, we intend to fill such vacancy and maintain a Nominating and Governance Committee comprised of at least two independent Board members prior to the one year anniversary of the vacancy to the Nominating and Governance Committee. Mr. Barlett also served as a member of the Nominating and Governance Committee from May 2003 through December 2003. During 2003, the Nominating and Governance Committee held four (4) regularly scheduled meetings and one (1) special meeting. The Nominating and Governance Committee operates under the Nominating and Governance Committee adopted by our Board of Directors, a copy of which is attached hereto as Appendix C.

      We have adopted a Code of Conduct applicable to all of our directors, officers (including its chief executive officers, chief financial officer, controller and any person performing similar functions) and employees which includes the prompt disclosure of any waiver of the Code for executive officers or directors approved by the Board of Directors. The Company has made the Code of Conduct available on its website at http://www.teletech.com. In addition to the charters attached to this Proxy Statement, you can also locate copies of the Audit Committee Charter, the Nominating and Governance Committee Charter, Compensation Committee Charter, Code of Conduct, and Corporate Governance Guidelines on the Company’s website at www.teletech.com under “Investors”, “Corporate Governance”. You may also obtain a copy of any of these documents without charge by writing to: TeleTech Holdings, Inc., at 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary.

Communications with the Board

      Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors c/o Corporate Secretary, TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Compensation of Directors

      Directors who are also employees of the Company receive no remuneration for serving as directors or committee members. Non-Employee directors receive an annual retainer of $40,000, a meeting fee of $1,000 for each Board and Committee meeting attended and a meeting fee of $500 for each telephonic Board and Committee meeting attended. The Chairmen of the Audit, Compensation and Nominating and Governance Committees receive an additional fee of $5,000 per year. Non-Employee directors also receive options pursuant to the TeleTech Holdings, Inc. Amended and Restated 1999 Stock Option and Incentive Plan. Each Non-Employee director who is first elected or appointed to the Board receives an option to purchase 10,000 Common Shares. Each Non-Employee director also receives an option to purchase 15,000 Common Shares on the day of each annual meeting of shareholders subsequent to his or her election or appointment to the Board, provided that he or she continues in office after the annual meeting. The exercise price for each option granted is 100% of the fair market value of the Common Shares on the date of grant. Options vest immediately upon date of grant and are exercisable into restricted stock for which restrictions shall lapse one year after the date of grant.

      In October 2001, the Company entered into an employment agreement with Kenneth D. Tuchman to serve as Chief Executive Officer of the Company. As compensation for such services, Mr. Tuchman receives an annual salary of $250,000. In October 2001, Mr. Tuchman was also granted an option to purchase 420,000 shares of common stock at $6.98 per share. The option vested as to 50% on October 1, 2001 and as to 100% on December 31, 2001. In February 2002, Mr. Tuchman was granted an option to purchase 420,000 shares of common stock at $11.83 per share. The option vested as to 100% on February 25, 2003.

      In October 2001, the Company entered into an employment agreement with James Barlett, a director of the Company, to serve as Vice Chairman of the Company. As compensation for such services, Mr. Barlett receives an annual salary of $250,000 per year. In October 2001, Mr. Barlett was also granted an option to purchase 400,000 shares of common stock at $7.84 per share. The option vests over a period of 4 years. Mr. Barlett also received a grant of 200,000 shares of restricted common stock for which restrictions lapsed as to 50% on October 15, 2003 and will lapse with respect to 100% on October 15, 2005 and a grant of 50,000 shares of restricted common stock for which restrictions lapse as to 100% on October 15, 2005. Both grants of restricted stock contain provisions which provide for the immediate lapse of all restrictions upon a change of control.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Company’s directors, executive officers and beneficial owners of more than 10% of the outstanding common stock (collectively, “insiders”) to file reports with the SEC disclosing their ownership of common stock and changes in such ownership. The rules of the SEC require insiders to provide the Company with copies of all Section 16(a) reports that the insiders file with the SEC. Based solely upon the Company’s review of copies of Section 16(a) reports received by it, and written representations that no such reports were required to be filed with the SEC, the Company believes that all of its insiders complied with all Section 16(a) filing requirements applicable to them during 2003.

EXECUTIVE COMPENSATION

      The following table sets forth information with respect to compensation earned by Kenneth D. Tuchman, the Company’s Chief Executive Officer and the next four most highly compensated executive officers that were serving as executive officers at the end of 2003 (collectively, the “named executive officers”).

Summary Compensation Table

								Long-Term
								Compensation

	Annual Compensation							Securities
							Restricted	Underlying	All Other
	Year	Salary		Bonus	Other Annual		Stock	Options	Compensation
Name and Principal Position	($)	($)		($)	Compensation		Award(s)	(#)	($)

Kenneth D. Tuchman	2003	250,000		-0-	52,608	(1)	-0-	-0-	—
Chairman and Chief	2002	250,000		-0-	40,802	(1)	-0-	420,000	—
Executive Officer	2001	250,000		-0-	42,237	(1)	-0-	420,000	—
James E. Barlett	2003	240,384		-0-	76,233	(1)	-0-	-0-	—
Vice Chairman	2002	259,615		-0-	44,429	(2)	-0-	100,000	—
	2001	43,269	(6)	-0-	20,820	(2)	$1,960,000 (7)	400,000	—
James B. Kaufman	2003	250,000		60,000	14,881	(3)	-0-	-0-	—
President and General	2002	249,999		91,182	13,979	(3)	-0-	40,000	—
Manager — Commercial	2001	248,384		150,000	23,745	(3)	-0-	60,000	—
and Government(8)
Dennis J. Lacey	2003	184,615	(6)	160,000 (4)	234,207	(5)	-0-	200,000	—
Executive Vice President & Chief Financial Officer
Sharon A. O’Leary	2003	246,538		4,975	-0-		-0-	20,000	—
Senior Vice President,	2002	41,461	(6)		-0-		-0-	35,000	—
Corporate Development
General Counsel & Secretary

(1)	Includes auto allowance, imputed income from Deferred Compensation Plan and executive benefits paid by TeleTech.

(2)	Includes auto allowance, imputed income from Deferred Compensation Plan, relocation expenses and executive benefits paid by TeleTech

(3)	Includes executive benefits paid by TeleTech.

(4)	Includes incentive sign on bonus of $80,000 upon commencement of employment and contractually guaranteed bonus of $80,000 paid for 2003 in March 2004.

(5)	Includes executive benefits paid by TeleTech and relocation costs paid or reimbursed by TeleTech.

(6)	Indicates partial year compensation. Messrs. Barlett and Lacey and Ms. O’Leary joined the company on October 2001, May 2003 and October 2002 respectively.

(7)	Mr. Barlett received a grant of 200,000 shares of restricted common stock for which restrictions lapsed as to 50% on October 15, 2003 and will lapse with respect to 100% on October 15, 2005 and a grant of 50,000 shares of restricted common stock for which restrictions lapse as to 100% on October 15, 2005. Both grants of restricted stock contain provisions which provide for the immediate lapse of all restrictions upon a change of control. No dividends will be paid on the Restricted Stock reported in the table above.

(8)	Mr. Kaufman has not been employed by the Company since March 2004.

Option Grants in 2003

      The following table sets forth information with respect to options to purchase shares of the Company’s common stock that were granted in fiscal 2003 to the named executive officers.

Individual Grants

	Number of	% of Total			Potential Realizable Value
	Securities	Options			at Assumed Annual Rates
	Underlying	Granted to			of Stock Price Appreciation
	Options	Employees	Exercise or		for Option Term(2)
	Granted	in Fiscal	Base Price	Expiration
Name	(#)(1)	Year	($/Sh)	Date	5%($)	10%($)

Kenneth D. Tuchman	—	—	—	—	—	—
James E. Barlett	—	—	—	—	—	—
James B. Kaufman	—	—	—	—	—	—
Dennis J. Lacey	200,000	10.4%	$4.32	5/5/13	$543,400	$1,377,000
Sharon A. O’Leary	20,000	1%	$5.87	1/27/13	$23,300	$187,100

(1)	These stock options become exercisable in 20% increments on the first, second, third, fourth and fifth anniversaries of the date of grant and expire 10 years from the grant date.

(2)	The potential realizable value is calculated assuming that the fair market value on the date of grant, which equals the exercise price, appreciates at the indicated annual rate (set by the SEC), compounded annually, for the 10-year term of the option.

Aggregate Option Exercises in 2003 and Fiscal Year-End Option Values

      The following table sets forth information with respect to options exercised during 2003, and the aggregate number and value of shares underlying unexercised options held as of December 31, 2003, by each of the named executive officers.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options As of		Options as of
	Shares		December 31, 2003 (#)		December 31, 2003 ($)(1)
	Acquired On	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Kenneth D. Tuchman	—	—	840,000	—	$3,187,800	—
James E. Barlett	—	—	312,000	275,000	$750,280	$692,000
James B. Kaufman	15,015	$41,000	150,485	84,500	$304,120	-0-
Dennis J. Lacey	—	—	-0-	200,000	-0-	$1,396,000
Sharon A. O’Leary	—	—	7,000	48,000	$34,650	$247,200

(1)	The value of each option is based on $11.30, the last reported sales price of the common stock as reported on the Nasdaq National Stock Market on December 31, 2003, less the exercise price payable for such shares.

Equity Compensation Plan Information

      The following table sets out, as of December 31, 2003, the number of shares of TeleTech common stock to be issued upon exercise of outstanding options, warrants and rights, the weighted average exercise price of outstanding options, warrants and rights, and the number of securities available for future issuance under equity compensation plans.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,232,883	$10.96	6,851,449 (1)
Equity compensation plans not approved by security holders	0	n/a	0
Total	9,232,883	$10.96	6,851,449

(1)	In February 2004, the Company’s Board of Directors authorized an increase in the shares subject to the Company’s Employee Stock Purchase Plan to include an additional 1,500,000 shares. The Shareholders are being asked to approve such increase in the shares subject to the Employee Stock Purchase Plan as set forth in Proposal 2 of this Proxy Statement.

Employment Agreements

      Agreement with Kenneth D. Tuchman. The Company entered into an employment agreement with Kenneth D. Tuchman, the Company’s Chief Executive Officer effective October 1, 2001. Mr. Tuchman is entitled to receive an annual base salary of $250,000. During the term, Mr. Tuchman will serve as Chairman and Chief Executive Officer of the Company and will report directly to the Board of Directors, with full executive power as Chief Executive Officer. During the term, Mr. Tuchman’s base salary may be increased or decreased in a non-material way at the sole discretion of the Company. In addition, Mr. Tuchman will be entitled to participate in all other employee benefit plans, in each case, on terms and conditions no less favorable than the terms and conditions generally applicable to Mr. Tuchman’s peers.

      If, during the term, the Company terminates Mr. Tuchman’s employment other than for cause, death or disability or if Mr. Tuchman resigns the Company will pay to Mr. Tuchman as severance (i) a sum equal to twenty-four (24) months of Mr. Tuchman’s then current base salary payable in twenty four equal installments and will cause to vest all of Mr. Tuchman’s unvested stock options that would have vested during the twelve months following termination.

      If any payments or benefits that Mr. Tuchman receives are determined to be a “parachute payment” within the meaning of Section 280G(b)(2) of the Internal Revenue Code, his employment agreement provides for an additional payment to him to restore him to the after-tax position that he would have been in, if the tax had not been imposed.

      During Mr. Tuchman’s employment and for a period of three years thereafter, Mr. Tuchman will be subject to non-competition and non-solicitation of employees provisions. During the term and thereafter, Mr. Tuchman has agreed not to disclose confidential information or to disparage the Company or its affiliates.

      Agreement with James E. Barlett. The Company entered into an employment agreement with James E. Barlett, the Company’s Vice Chairman effective October 1, 2001. Pursuant to his employment agreement, Mr. Barlett is entitled to receive an annual base salary of $250,000.

      Agreement with Dennis J. Lacey. The Company entered into an employment agreement with Dennis J. Lacey, Chief Financial Officer effective May 5, 2003 whereby Mr. Lacey is entitled to receive a base salary of $300,000 with an annual bonus targeted at 100% of his base salary.

      Agreement with James B. Kaufman. The Company entered into an employment agreement with James B. Kaufman, President and General Manager — Commercial and Government effective May 15, 2001 whereby Mr. Kaufman is entitled to receive an annual base salary of $250,000 with an annual bonus targeted at 60% of his base salary. In September 2002, Mr. Kaufman transitioned from the role of Executive Vice President and General Counsel to the Executive Vice President of Sales and in 2003 transitioned to the role of President and General Manager Commercial and Government. At the time of his initial transition, his employment agreement was amended to provide that his annual bonus be targeted at 100% of his base salary. Mr. Kaufman left the employment of the Company in March 2004.

Executive Change of Control and Termination Arrangements

      The Company’s standard option agreement for employees who are employed at the vice president level or higher contains a provision whereby the vesting of such stock options (which typically have a 4 or 5 year vesting period) would accelerate by a period of 2 years immediately upon the occurrence of a change of control.

Certain Relationships and Related Party Transactions

      The Company has entered into agreements pursuant to which Avion, LLC (“Avion”) and AirMax, LLC (“AirMax”) provide certain aviation flight services to and as requested by the Company. Such services include the use of an aircraft and flight crew. Kenneth D. Tuchman, Chief Executive Officer and Chairman of the Board of the Company, has a direct beneficial ownership interest equal to 100% in Avion. During 2003, the Company paid an aggregate of $1.0 million to Avion for services provided to the Company. Mr. Tuchman also purchases services from AirMax and from time to time and provides short-term loans to AirMax. During 2003, the Company paid to AirMax an aggregate of $804,000 for services provided to the Company including approximately $100,000 in pass through costs. The Audit Committee of the Board of Directors reviewed these transactions quarterly and determined that the fees charged by Avion and Airmax are at fair market value.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

      Ruth Lipper, Rod Dammeyer and Shirley Young served on the Compensation Committee of the Board of Directors. Mr. Dammeyer resigned from the Board of Directors in January 2004. There were no Compensation Committee interlocks during 2003.

      TeleTech believes that all transactions disclosed above have been, and TeleTech’s Board of Directors intends that any future transactions with its officers, directors, affiliates or principal stockholders will be, on terms that are no less favorable to TeleTech than those that are obtainable in arm’s length transactions with unaffiliated third parties.

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 (“Securities Act”) or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the reports of the Audit and Compensation Committees presented below and the performance graph following the reports shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to liabilities of Section 18 of the Exchange Act except to the extent that TeleTech specifically incorporates any of them into a document filed under the Securities Act or Exchange Act.

REPORT OF THE COMPENSATION

COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approves and oversees the Company’s compensation policy, approves salaries and annual bonuses for executive officers of the Company, including the named executive officers, and administers the Company’s stock option plans and stock purchase plan. In fulfilling its responsibilities, the Compensation Committee receives significant input from the Company’s Chief Executive Officer and other members of senior management. The Compensation Committee is composed of independent non-employee directors.

Compensation Policy

      Components of Compensation. The Company’s compensation policy for executive management is designed to recruit, motivate and retain highly qualified individuals by (i) rewarding individual achievement, (ii) enabling individuals to share in the risks and rewards of the Company’s overall performance and (iii) paying compensation that is competitive with industry compensation levels. The key components of the Company’s current compensation policy, which is designed to balance short-term and long-term considerations, are competitive salaries, annual cash performance bonuses and long-term equity incentives. In February 2004, the Compensation Committee approved a Management Incentive Plan (“MIP”) based on company profitability to determine the specific amount of bonus compensation payable to any member of management. The Compensation Committee also determined that all members of management should undergo an annual performance review.

2003 Compensation

      Annual Salaries. The Chief Executive Officer of the Company, has authority to hire all members of executive management of the Company, subject to the Compensation Committee’s approval of the compensation to be paid to such executives. Subject to the approval of the Compensation Committee, the Chief Executive Officer also determines the compensation payable to persons offered executive level employment with the Company and annual salary increases for members of the Company’s executive management. The Board, at the recommendation of the Compensation Committee, determines adjustments to the Chief Executive Officer’s compensation and evaluates the performance of the Chief Executive Officer. In determining and approving the amount of compensation for executive management, the Chief Executive Officer and the Compensation Committee consider factors such as the executive’s contribution to the Company’s overall operating effectiveness, strategic success and profitability; the executive’s role in developing and maintaining key client relationships; the level of responsibility, scope and complexity of such executive’s position relative to other executive management; and the executive’s leadership growth and management development over the past year. The salaries of the Company’s named executive officers, which are listed in the Summary Compensation Table located elsewhere in this proxy statement, are governed primarily by written employment agreements with the Company.

      Performance Bonuses. In February 2004, the Compensation Committee adopted the Management Incentive Plan (“MIP”) and conducted annual performance reviews for all executive management. Pursuant to the MIP, cash performance bonuses for executives are determined and approved annually by the Compensation Committee based on specific metrics relative to the Company’s overall performance including revenue growth, operating margin, capital expenditure, earnings per share and cash flow.

      Long-Term Incentives. Stock-based compensation is also an important element of the Company’s compensation policy. Stock options are generally offered to induce an executive to accept employment with the Company and then on an annual basis to retain and motivate the management team. The Compensation Committee believes that stock options, which vest over time and are subject to forfeiture, align the interests of executive management with the interests of the Company’s stockholders. The Compensation Committee also believes that substantial equity ownership by individuals in leadership positions within the Company ensure that such individuals will remain focused on building stockholder value. An executive officer level committee, consisting of the Company’s Chief Executive Officer, the Company’s Chief Financial Officer and the Company’s General Counsel has the authority to administer the Company’s stock option plans with respect to option grants of not more than 100,000 options to employees who are not executive officers. Any stock option grants in excess of 100,000 or to an executive officer must be approved by the Compensation Committee.

      Compensation of the Chief Executive Officer. Pursuant to Mr. Tuchman’s employment agreement as described above, Mr. Tuchman was not entitled to receive an annual bonus. Mr. Tuchman is paid a base salary of $250,000 with no cash bonus or other variable compensation. Based upon proxy data reviewed by the Company, the Company believes this compensation is below the compensation paid similarly situated Chief Executive Officers. Mr. Tuchman chooses, however, to accept a level of base pay below the competitive norm in order to conserve capital expenditures until such time as the Company returns to profitability. The Board reviews the CEO’s performance once annually.

      Limitations on the Deductibility of Compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to the five most highly compensated executive officers. Performance-based compensation that has been disclosed to and approved by stockholders, by a majority of the vote in a separate stockholder vote before the payment of such compensation, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of “outside directors” as defined for purposes of Section 162(m). All of the members of the Compensation Committee qualify as “outside directors.” The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to executive officers of the Company.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

Ruth Lipper, Chairman
Shirley Young

REPORT FROM THE AUDIT COMMITTEE

      Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

      We perform the following functions:

•	provide an open avenue of communication among the Company’s independent auditor, the Company’s Vice President of Internal Auditing and the Board of Directors.

•	oversee the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements.

•	confirm and assure the independence of the Company’s independent auditors.

•	review and approve the provision by the independent auditors all permissible non-audit services.

•	oversee the function, adequacy and progress of the Company’s internal audit department.

•	conduct or authorize investigations into any matters within the committee’s scope of responsibility.

•	review and approve the establishment and compliance with the Company’s Code of Conduct.

•	review and approve all related-party transactions.

      We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate Company financial personnel, including the Company’s Vice President of Internal Auditing.

      We are also directly responsible for the appointment, compensation and oversight of the work of the independent auditors and review periodically their performance and independence from management.

      The Directors who serve on the committee are all “Independent” for purposes of the NASD standards. That is, the Board of Directors has determined that none of us has a relationship with TeleTech that may interfere with our independence from TeleTech and its management.

      The Board of Directors has adopted a written charter for the Audit Committee a copy of which is attached as Appendix A to our Proxy Statement used in connection with our 2004 Annual Stockholders Meeting.

      The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us.

      This year, we reviewed the Company’s financial statements and met with both management and Ernst & Young LLP, the Company’s independent auditors, to discuss those financials statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      We have received from and discussed with Ernst & Young LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with Ernst & Young LLP such firm’s independence from the Company. We also discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on these reviews and discussions, we recommended to the Board that the Company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

William A. Linnenbringer, Chairman
George H. Heilmeier
Morton Meyerson

INDEPENDENT AUDIT FEES FOR 2003

      For the year ended December 31, 2002 and December 31, 2003, we incurred fees for services from Ernst & Young LLP as discussed below.

•	Audit Fees. Fees for audit services totaled approximately $793,000 in 2003 and approximately $566,000 in 2002, including fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q and statutory audits required internationally.

•	Audit Related Fees. Fees for audit-related services totaled approximately $102,000 in 2003 and approximately $71,000 in 2002. Audit-related services principally included due diligence in connection with proposed acquisitions, accounting consultations and benefit plan audits.

•	Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning (including expatriate tax services), totaled approximately $507,000 in 2003 and $193,000 in 2002.

•	All Other Fees. Fees for all other services not included above totaled approximately $132,000 in 2003 and $-0- in 2002, principally including support and advisory services related to the Company’s real estate and risk management advisory services.

      The Audit Committee has considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence and determined that it is compatible. One hundred percent of the Non-Audit Services provided by Ernst & Young LLP were approved by the Audit Committee pursuant to its Pre-Approval of Audit and Permissible Non-Audit Services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

      Consistent with the SEC and NASD policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent auditor. In recognition of this responsibility and in accordance with the Audit Committee’s charter, the Audit Committee has established a policy to pre-approve audit and permissible non-audit services provided by the independent auditor as follows:

Any and all services to be provided by TeleTech’s external audit firm must be approved by the Audit Committee of TeleTech’s Board of Directors. Any director, officer or employee of the company proposing to engage the services of TeleTech’s external audit firm for any reason (regardless of scope of the project or associated costs) must submit a request for approval, in writing, to TeleTech’s Corporate Controller. The Corporate Controller will review the request and, if necessary, obtain additional information from the requestor.

If the proposed services fall into one of the specified prohibited services categories as set forth in the Sarbanes-Oxley Act of 2002, the Corporate Controller will deny the request.

Both the Corporate Controller and the Assistant General Counsel should review requests that are not clearly determined to fall into the prohibited services category. Requests that are approved by the Corporate Controller and Assistant General Counsel will then be forwarded to the Corporate Chief Financial Officer for further review.

Requests that are approved by the Corporate Chief Financial Officer will be forwarded to the Audit Committee Chairperson (projects with a total expected cost of less than or equal to $100,000) or to the Audit Committee (projects with a total expected cost of more than $100,000) by the Assistant General Counsel. The Chairperson reports all pre-approvals to the full Audit Committee at each regularly scheduled meeting and all such pre-approvals are ratified by the full Audit Committee.

The Corporate Controller will be responsible for tracking the status of all requests and for reporting the final disposition to the requestor and to the Assistant General Counsel. The Assistant General Counsel will be responsible for maintaining documentation supporting the disposition of all requests. No contracts or engagement letters may be signed and no work may commence until the requisite written approval has been received.

PERFORMANCE GRAPH

      The graph below compares the cumulative total stockholder return on the Company’s common stock from close of market on December 31, 1998 through 2003 with the cumulative total return of the Nasdaq National Stock Market (U.S.) Index; the Russell 2000 Index; and a customized peer group (the “Peer Group”). The performance graph shows the return of $100 invested in the Company’s common stock, the Nasdaq National Stock Market (U.S.) Index, the Russell 2000 Index, and the Peer Group at closing prices on December 31, 1998. The Peer Group is composed of APAC Customer Services, Convergys Corporation, SITEL Corporation, Sykes Enterprises Incorporated, West Corporation, Electronic Data Systems and RMH Teleservices. Stock price performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG TELETECH HOLDINGS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE RUSSELL 2000 INDEX AND A PEER GROUP

TeleTech Holdings Inc.

	Cumulative Total Return

	12/98	12/99	12/00	12/01	12/02	12/03

TELETECH HOLDINGS, INC	100.00	328.81	179.27	139.80	70.83	110.24
NASDAQ STOCK MARKET (U.S.)	100.00	186.20	126.78	96.96	68.65	108.18
RUSSELL 2000	100.00	121.26	117.59	120.52	95.83	141.11
PEER GROUP	100.00	163.54	164.22	143.11	66.14	83.52

*	$100 invested on 12/31/98 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

PROPOSAL 2:

APPROVAL OF AMENDMENTS TO

THE TELETECH HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN

      Stockholders are being asked to consider and approve this proposal to amend and restate the Company’s ESPP (as amended and restated, the “Amended ESPP”) to increase the number of shares subject to the Amended ESPP from 1,000,000 to a total of 2,500,000 shares. The Board of Directors has adopted the Amended ESPP, subject to stockholder approval, and the Amended ESPP will become effective when stockholder approval is obtained. The material terms of the Amended ESPP are summarized below and are qualified in their entirety by the terms of the Amended ESPP, which is included as Appendix D to this Proxy Statement.

General

      The Amended ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). A total of 2,500,000 shares of common stock are being reserved for issuance under the Amended ESPP. Because benefits under the Amended ESPP will vary depending on participants’ elections and the fair market value of the common stock at various future dates, it is not possible to determine exactly what benefits might be received by the Company’s employees following the adoption of the Amended ESPP.

Purpose

      The purpose of the Amended ESPP is to provide a means for employees to share in the ownership of the Company through payroll deductions, and to provide an incentive for continued employment. The Amended ESPP enables employees to buy small amounts of common stock without incurring transaction costs and gives them the additional advantage of dollar cost averaging in their purchases of common stock. Increased loyalty, productivity, and stockholder value often result from employee stock ownership.

Administration

      The Amended ESPP is administered by the Compensation Committee of the Board of Directors.

Eligibility

      All employees of the Company and its subsidiaries are eligible to participate in the Amended ESPP except (i) employees who have not worked for the Company for at least three months; (ii) five percent or greater stockholders of the Company; (iii) employees who do not work more than 20 hours per week; and (iv) employees who do not work more than five months per year. Approximately 17,700 employees are eligible to participate in the ESPP. The number of employees includes four (4) Officers as defined in Rule 16(b)-3 and one (1) Director who is employed by the Company.

Grant of Purchase Rights

      Eligible employees may participate by executing and submitting a subscription agreement authorizing specific regular payroll deductions of not less than $50 per month and not more than 15% of the employee’s compensation. All eligible employees have the same rights and privileges with respect to the purchase of shares under the Amended ESPP. In no event, however, may an employee be allowed to contribute in excess of $25,000 in any one calendar year to purchase stock.

Offering Periods

      The offering periods are semi-annual, with the first period beginning on October 16 and ending on April 15 and the second period beginning on April 16 and ending on October 15.

Purchase Price

      The purchase price per share of each purchase right granted under the Amended ESPP shall be the lesser of the fair market value of a share of common stock on the first or last day of each offering period, less 15%.

Federal Income Tax Considerations

      The following is a general summary as of the date of this proxy statement of the U.S. federal income tax considerations associated with the purchase of shares of common stock under the Amended ESPP. The U.S. federal tax laws may change and the U.S. federal, state, and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Amended ESPP.

      General. The Amended ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

      Tax Treatment of the Employee. Participating employees will not recognize income for U.S. federal income tax purposes either upon enrollment in the Amended ESPP or upon the purchase of shares of common stock under the Amended ESPP. All tax consequences are deferred until a participating employee sells the shares, disposes of shares by gift, or dies. Payroll deductions used to purchase shares of common stock, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

      If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable purchase period or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the purchase period, or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has long-term capital loss for the difference between the sale price and the purchase price depending upon the amount of time the shares are held.

      If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) within either the one-year or the two-year holding periods described above (in any case, a disqualifying disposition), the employee realizes ordinary income at the time of sale or other disposition equal to 15% of the fair market value of the shares at the date of purchase. This amount will constitute ordinary income in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a long-term or short-term capital gain or loss, depending on how long the shares have been held.

      Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares (but not if an employee satisfies the holding period requirements).

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The accounting firm of Ernst & Young LLP has acted as the Company’s independent public accountants for the year ended December 31, 2003. Representatives of Ernst & Young LLP are expected to be present at the stockholders meeting and will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions. Although not required, the Board of Directors is submitting its selection of Ernst & Young LLP as the Company’s independent auditors to the stockholders for ratification as a matter of good corporate practice. In the event of a negative vote by the stockholders on such ratification, the Board of Directors will review its future selection of auditors.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” Proposal 3.

PROPOSAL 4:

SHAREHOLDER PROPOSAL CONCERNING NORTHERN IRELAND

      The New York City Employee’s Retirement System, the New York City Teacher’s Retirement System, the New York City Fire Department Pension Fund and the New York City Police Pension Fund c/o Comptroller of the City of New York, 1 Centre Street, New York City, New York 10007-2341, beneficial owners of 139,400 shares of Common Stock, have given notice of their intent to introduce the following proposal for adoption at the Annual Meeting. In addition, the Minnesota State Board of Investment, 60 Empire Drive, Suite 355, St. Paul, Minnesota 55103, beneficial owners of 35,685 shares of Common Stock, gave notice of their intent to introduce an identical proposal for adoption at the Annual Meeting.

      “WHEREAS, TeleTech Holdings, Inc. has a subsidiary in Northern Ireland;

      WHEREAS, securing of lasting peace in Northern Ireland encourages us to promote means for establishing justice and equality;

      WHEREAS, employment discrimination in Northern Ireland has been cited by the International Commission of Jurists as one of the major causes of sectarian strife;

      WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace Laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

1. Increasing the representation of individuals from underrepresented religious groups in the workforce, including managerial, supervisory, administrative, clerical and technical jobs.

2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

3. The banning of provocative religious or political emblems from the workplace.

4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups.

5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings.

6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.

7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.

8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

9. The appointment of a senior management staff member to oversee the company’s affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

      RESOLVED, Shareholders request the Board of Directors to:

1. Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.

Proponents Supporting Statement

      We believe that our company benefits by hiring from the widest available talent pool. An employee’s ability to do the job should be the primary consideration in hiring and promotion decisions.

      Implementation of the MacBride Principles by TeleTech Holdings, Inc. will demonstrate its concern for human rights and equality of opportunity in its international operations.

      Please vote your proxy FOR these concerns.

The Board of Director’s Statement in Opposition

      The Company’s TeleTech Customer Care Management (Ireland) (TCCM-I) business unit currently employs 153 people at a facility in Belfast, Northern Ireland. Neither of the two major religious groups is underrepresented in the TeleTech workforce in Belfast.

      The TCCM-I facility complies with all fair employment legislation, including requirements to register with the Equality Commission, to submit regular monitoring returns showing religious composition of the workforce and to review employment practices on a regular basis. The Equality Commission has provided training for TCCM-I management concerning fair employment practices and TCCM-I has a monitoring officer to monitor recruitment practices in accordance with Equality Commission guidelines. TCCM-I also enforces its own strict fair employment policy, which includes a prohibition of displays of religious and/or political emblems. Further, every effort is made to maintain a safe and secure workplace for employees.

      The Company has also provided information to the Equality Commission and to the Investor Responsibility Research Center concerning the employment practices of the TCCM-I facility in Northern Ireland.

      The Company’s policy is to afford equal employment opportunity to qualified individuals regardless of their religion. The Company also is committed to providing to all its employees a workplace that is free from recognized safety and health hazards, and a work environment free from discrimination, harassment or personal behavior not conducive to a productive work climate. These principles are embodied in the Company’s Code of Conduct, which applies throughout the Company’s organization worldwide, including Northern Ireland.

      Since the Company has already implemented the appropriate and legally permitted fair employment policies in Northern Ireland, the Board of Directors believes this proposal is unnecessary and therefore recommends that Stockholders vote AGAINST this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “AGAINST” Proposal 4.

INDEPENDENT PUBLIC ACCOUNTANTS

      On May 10, 2002, Arthur Andersen LLP (“Andersen”) was dismissed as the Company’s independent accountant effective upon completion of its review of the Company’s financial statements for the quarter ended March 31, 2002, and Ernst & Young LLP was appointed as the new independent accountant for the Company to replace Andersen for the year ending December 31, 2002. The decision to dismiss Andersen and to appoint Ernst & Young, LLP was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on May 10, 2002.

      Andersen’s report on the Company’s financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended December 31, 2000 and December 31, 2001 and the period from January 1, 2002 through May 10, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal years ended December 31, 2000 and December 31, 2001 or within the interim period through May 10, 2002.

      During the year ended December 31, 2000 and December 31, 2001 and through May 10, 2002, the Company did not consult Ernst & Young LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) or Regulations S-K.

      As required under SEC regulations, the Company provided Andersen with a copy of the Item 4 disclosure filed on Form 8-K on May 16, 2002 and requested Andersen to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in Item 4 and, if not, stating the respects in which it did not agree.

      Ernst & Young LLP has acted as the Company’s independent public accountants for the years ended December 31, 2003 and December 31, 2002. Representatives of Ernst & Young LLP are expected to be present at the stockholders meeting and will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

      We have had no disagreements with our independent auditors regarding accounting or financial disclosure matters.

GENERAL INFORMATION

Next Annual Meeting of Stockholders

      Notice of any stockholder proposal that is intended to be included in the Company’s proxy statement and form of proxy for its next Annual Meeting of stockholders must be received by the Corporate Secretary of the Company no later than December 9, 2004. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Exchange Act. In addition, the persons named in the proxy for the next Annual Meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting, not described in the proxy statement for such meeting, unless the Company received written notice, on or before February 24, 2004, that such matters would be raised at the meeting. Any notices regarding stockholder proposals must be received by the Company at its principal executive offices at 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

      In accordance with a notice sent to certain street name stockholders of common stock who share a single address, only one copy of this proxy statement and the Company’s 2003 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this proxy statement or the Company’s 2003 Annual Report, he or she may contact the company at TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Corporate Secretary, or by calling 303-397-8100. Any such stockholder may also contact the Secretary using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of the Company’s annual report and proxy statement, you may request householding in the future by contacting the Secretary.

OTHER BUSINESS

      We know of no other matter to be acted upon at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card as proxies for the holders of TeleTech’s common stock will vote thereon in accordance with their best judgment.

Annual Report on Form 10-K

      The Company’s 2003 Annual Report on Form 10-K is being mailed to the stockholders together with this proxy statement; however, the report is not part of the proxy solicitation materials. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 may be obtained without charge upon request made to TeleTech Holdings, Inc., 9197 S. Peoria Street, Englewood, Colorado 80112, Attention: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,

SHARON A. O’LEARY
Senior Vice President, Corporate Development,
General Counsel, and Corporate Secretary

Englewood, Colorado

APPENDIX A

TELETECH HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Purpose:

      Acting pursuant to Section 141 of the Delaware General Corporation Law and Section 1 of Article IV of the Company’s Bylaws, the Board of Directors has established an Audit Committee, which shall be charged with the responsibility of overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In so doing, the Audit Committee will provide a focal point for free and open communications among independent directors, the Company’s management, the internal auditors and the Independent Auditors.

Membership:

      The Audit Committee will consist of a minimum of three members of the Board of Directors, all of whom shall be “independent” directors pursuant to the listing standards of The Nasdaq Stock Market, Inc. All Audit Committee members shall also be “independent” as defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. All such members will be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, with at least one member possessing accounting or financial management expertise including past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the committee must qualify as a “audit committee financial expert” as defined in Item 401(4)92) of Regulation S-K. Audit Committee members shall have had no relationship with the Company or its management that may interfere with their exercise of independence and shall not have received any payment from the Company other than payment for board and/or committee service consistent with Section 10A(m) of the Exchange Act and Rule 10A-3 thereunder. The members of the Audit Committee are recommended by the Nominating and Governance Committee and are appointed by and serve at the discretion of the Board of Directors.

Responsibilities

      The responsibilities of the Audit Committee shall include:

1. Reviewing and assessing the adequacy of the Audit Committee’s charter annually. The charter shall be disclosed in the annual meeting proxy statement at least once every three years.

2. Selecting, appointing, determine funding for, reviewing, evaluating, overseeing and terminating the Independent Auditors pursuant to Section Rule 10A-3(b)(2) of the Exchange Act, and ensuring a clear understanding exists that the Independent Auditors are ultimately accountable to and must report directly to the Audit Committee in its capacity as a committee of the Board of Directors.

3. Reviewing and assuring the independence of the Independent Auditors. This review shall cover and include services, fees and a formal written statement from the Independent Auditors regarding relationships between the Independent Auditors and the Company.

4. Reviewing and discussing with management and the Independent Auditors the Company’s financial reporting and its accounting policies and practices, including any significant changes. The discussion shall include quality, as well as acceptability, of such accounting and reporting policies and practices.

5. Reviewing and approving, in advance, the provision by the Independent Auditors of all auditing services and permissible non-audit services required by Section 10A(h) and (i) of the Exchange Act and to review and approve the Non-Audit Services Policy of the Company on an annual basis.

6. Reviewing annually with the Independent Auditors and financial management of the Company the scope and general extent of the proposed audit, and the audit procedures to be utilized.

7. Reviewing the results of the audit for each fiscal year of the Company with the Independent Auditors and appropriate management representatives, and recommending to the Board inclusion of the financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC.

8. Reviewing with management and the Independent Auditors the effect of new or proposed auditing, accounting and reporting standards, and management’s plan to implement required changes.

9. Reviewing with the Independent Auditors, Vice President — Internal Audit and Consulting and management the results of the Independent Auditors’ review of the quarterly financial statements, including any significant accounting or disclosure issues, prior to filing Quarterly Reports on Form 10-Q with the SEC or other regulators.

10. Reviewing and appointing, replacing or dismissal of the Vice President of Internal Audit.

11. Reviewing the internal audit function of the Company, including the audit plan for the coming year, and the coordination of such plan with the Independent Auditors, with particular attention to maintaining the best possible effective balance between independent and internal auditing resources. Reviewing progress of the internal audit plan, key findings, and management’s action plans to address findings.

12. Resolving disagreements between management and the Independent Auditors regarding financial reporting.

13. Review with management and the Independent Auditors at the completion of the annual examination:

•	The Company’s annual financial statements and related footnotes.

•	The Independent Auditor’s audit of the financial statements and report thereon.

•	Any significant changes required in the audit plan of the Vice President — Internal Audit & Consulting.

•	Any serious difficulties or disputes with management encountered during the course of the audit.

•	Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14. Consider and review with management and the Vice President — Internal Audit & Consulting:

•	Significant findings during the year and management’s responses thereto.

•	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

•	Any changes required in the planned scope of their internal audit plan.

•	The internal auditing department budget and staffing.

•	The internal auditing department charter.

•	Internal auditing’s compliance with The IIA’s Standards for the Professional Practice of Internal Auditing (Standards).

15. Reviewing with management, the Vice President of Internal Audit & Consulting, and the Independent Auditors the adequacy of the Company’s internal controls, including computerized information system controls and security. Such review will include inquiry about significant risks and exposures to the Company and the steps management has taken to minimize or manage such risks.

16. Periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct. Recommending to the Board of Directors any changes in these policies, which the Committee deems appropriate.

17. Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Vice President — Internal Audit & Consulting or the Independent Auditor.

18. Review with the Vice President — Internal Audit & Consulting and the Independent Auditor the results of their review of the Company’s monitoring compliance with the Company’s code of conduct.

19. Meet with the Vice President — Internal Audit & Consulting, the Independent Auditors, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

20. Prepare a letter for inclusion in the Company’s annual meeting proxy statement that describes the Committee’s composition and responsibilities, and how they were discharged.

21. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. Engaging and determining appropriate funding for payment of compensation to independent counsel and other advisors and for payment of administrative expenses of the Audit Committee in carrying out is duties as set forth under Rule 10A-3(b)(4) of the Exchange Act.

23. Establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters and ensure that such complaints are treated confidentially and anonymously. Establishing procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

24. Review and approve all related-party transactions for potential conflicts of interest and approving all such transactions.

25. Ensuring that only of independent directors serve on the Committee and that a majority of independent directors serve on the Board of Directors. Monitoring the independence of the directors to ensure no director has been or is engaged in a related party transaction as defined by Item 404 of Regulation S-K of the Exchange Act and to prohibit any independent director from receiving any payments (including political contributions) that would be required to be disclosed by the Company under Item 404 of Regulation S-K other than for Board service and to extend such prohibition to the receipt of payments by a non-employee who is an immediate family member of the director.

26. The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

      The duties and responsibilities of a member of the Audit Committee are in addition to those duties set for a member of the Board of Directors

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditors.

Meetings and Reports:

      The Audit Committee shall hold regular meetings at least four times each year generally in conjunction with the regularly scheduled meetings of the Board of Directors, and such special meetings as the Chair of the Audit Committee or the Chairman of the Board may direct. The Audit Committee shall have an opportunity to hold an executive session with each of the Independent Auditors and the Internal Auditor at each regularly scheduled meeting and as the Chair of the Audit Committee or the Chairman of the Board may direct. The Audit Committee shall maintain written minutes of its meetings, which will be filed with the minutes of the Board of Directors. At each regularly scheduled meeting of the Board of Directors, the Chair of the Audit Committee shall provide the Board of Directors with a report of the Committee’s activities and proceedings.

APPENDIX B

TELETECH HOLDINGS, INC.

COMPENSATION COMMITTEE CHARTER

Purpose:

      Acting pursuant to Section 141 of the Delaware General Corporation Law and Section 1 of Article IV of the Company’s Bylaws, the Board of Directors has established a Compensation Committee for the purpose of reviewing and approving, on behalf of the Board of Directors, management recommendations regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation, and all bonus and stock compensation to all employees and to administer the Company’s stock option and stock purchase plans.

Membership:

      The Compensation Committee shall consist of a minimum of two members of the Board of Directors, all of whom shall be “independent directors” pursuant to the listing standards of The Nasdaq Stock Market, Inc. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The members of the Compensation Committee are recommended by the Nominating and Governance Committee and are appointed by and serve at the discretion of the Board of Directors.

Responsibilities

      The Compensation Committee shall be responsible for the consideration of stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package, including (but not limited to) the following:

1. Consider and make recommendations to the Board of Directors regarding the Chief Executive Officer’s salary, annual incentives and bonuses, perquisites, benefits, stock option grants, and employment agreements and other compensation matters, and all changes thereto.

2. Review with Company management and approve the compensation policy for executive officers of the Company, and such other managers of the Company as directed by the Board.

3. Consider and approve all other executive officers’ salaries, annual incentives and bonuses, perquisites, benefits, stock option grants, and employment agreements and other compensation matters, and all changes thereto.

4. Consider and approve the terms of offers of employment in excess of $200,000 base salary and/or 100,000 stock options.

5. Evaluate the need for, and provisions of, employment contracts/severance arrangements for the Chief Executive Officer and other executive officers.

6. Evaluate the performance of the Office of the Chief Executive Officer (and such other executive officers as deemed appropriate) in light of the Company’s current business environment and the Company’s strategic objectives.

7. Review with Company management and approve recommendations with regard to aggregate salary budget and guidelines for all Company employees.

B-1

8. Act as Administrator of the Company’s Stock Option Plans and Stock Purchase Plans. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (a) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange Act [defined above]), and (b) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder.

9. Consider and make recommendations to the Board of Directors with respect to a pool of stock options available for grant under the annual management stock option program.

10. Consider and approve management proposals regarding the establishment, termination or modification of retirement, long-term disability and other management welfare and benefit plans.

11. Prepare a report (to be included in the Company’s proxy statement) which describes (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance and (c) the Compensation Committee’s executive compensation policies applicable to executive officers, specifically addressing the other “named executive officers” included in the proxy statement.

12. Review and discuss management succession at least annually.

13. Monitor summary data on the Company’s employee population (e.g., total personnel costs, compensation benchmark data, employee diversity, turnover levels).

Authority:

      Any action duly and validly taken by the Compensation Committee pursuant to the power and authority conferred under this Charter shall for all purposes constitute an action duly and validly taken by the Board of Directors and may be certified as such by the Secretary or other authorized officer of the Company.

Meetings and Reports:

      The Compensation Committee shall hold regular meetings at least four times each year generally in conjunction with the regularly scheduled meetings of the Board of Directors, and such special meetings as the Chair of the Compensation Committee or the Chairman of the Board may direct. The Compensation Committee shall have the opportunity to hold an executive session at each regularly scheduled meeting and as the Chair of the Compensation Committee or the Chairman of the Board may direct. The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. At each regularly scheduled meeting of the Board of Directors, the Chair of the Compensation Committee shall provide the Board of Directors with a report of the Committee’s activities and proceedings.

B-2

APPENDIX C

TELETECH HOLDINGS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose:

      Acting pursuant to Section 141 of the Delaware General Corporation Law and Section 1 of Article IV of the Company’s Bylaws, the Board of Directors has established a Nominating and Governance Committee whose purpose is to seek and recommend to the Board qualified candidates for election or appointment to the Company’s Board of Directors. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members.

Membership:

      The Nominating and Governance Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be independent directors pursuant to the listing standards of The Nasdaq Stock Market, Inc. The members of the Nominating and Governance Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/ Appointment Policy:

      The Nominating and Governance Committee believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified candidates to serve as members of the Board of Directors. The Nominating and Governance Committee will seek candidates for election and appointment with excellent decision-making ability, business experience, personal integrity and reputation. In addition, the Nominating and Governance Committee recognizes the benefit of a Board of Directors that reflects the diversity of the Company’s stockholders, employees and customers, and the communities in which it operates, and will accordingly actively seek qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity.

Responsibilities

      The responsibilities of the Nominating and Governance Committee shall include:

1. Review candidates’ qualifications including capability, availability to serve, conflicts of interest and other relevant factors and recommending to the Board qualified candidates for election or appointment to the Company’s Board of Directors.

2. Annually recommending to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders, and recommending to the Board director nominees to fill vacancies on the Board as necessary.

3. Recommending Committee assignments and Committee Chairpersons for consideration by the Board of Directors.

4. Reviewing with the Chairman issues involving potential conflicts of interest and/or any change of status of Directors.

5. Periodically administering and reviewing with the Chairman, an evaluation of the processes and performance of the Board of Directors, and reporting such review to the Board of Directors. This review shall include an assessment of the appropriate skills and characteristics required of members of the

C-1

Board, as well as issues of diversity, experience, judgment and other similar qualities. The purpose of this review is to increase the effectiveness of the Board of Directors and not to target individual Board members.

6. Periodically reviewing the compensation paid to non-employee directors for annual retainers (including Board and Committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7. Recommending the number of members that shall serve on the Board of Directors.

8. Periodically reviewing the Company’s Corporate Governance and recommending changes, as necessary, to the Board of Directors.

9. Reviewing and reporting additional corporate governance matters as necessary or as directed by the Chairman or the Board of Directors.

10. Regularly review and make recommendations about changes to the charter of the Nominating and Governance Committee.

11. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee Chairs.

12. Regularly review and make recommendations to the Board of Directors for officers of the Company.

Meetings and Reports:

      Meetings of the Nominating and Governance Committee will be held at the pleasure of the Chairman and the members of the Nominating and Governance Committee in response to the needs of the Board of Directors and the governance of the Company. Notwithstanding the foregoing, the Nominating and Governance Committee will meet at least once annually to evaluate and make recommendations of qualified candidates for election to the Board of Directors at the Annual Meeting of Stockholders and shall have the opportunity to meet in executive session at each regularly scheduled meeting and as the Chair of the Nominating Committee or the Chairman of the Board may direct. The Nominating and Governance Committee shall provide the Board of Directors with a report of the Committee’s activities and proceedings, as appropriate. The Nominating and Governance Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

C-2

APPENDIX D

TELETECH HOLDINGS, INC.

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose.

      The purpose of the Plan (as defined herein) is to assist TeleTech Holdings, Inc., a Delaware corporation (the “Company”), and its Affiliates (as defined herein) in retaining the employment of qualified employees by offering them a greater stake in and a closer identity with the Company’s success, and to aid in obtaining the services of individuals whose employment would be helpful to the Company and would contribute to its success. This is to be accomplished by providing employees a continuing opportunity to purchase Shares (as defined herein) from the Company through periodic offerings.

      The Plan is intended to comply with the provisions of section 423 of the Code (as defined herein), and the Plan shall be administered, interpreted and construed accordingly. The Plan became effective on October 1, 1996 and was amended and restated (i) effective April 1, 2000, with the approval of the stockholders of the Company on May 3, 2000; (ii) again on August 16, 2000 with the approval of the Company’s Board of Directors; (iii) again on August 29, 2001 with the approval of the Company’s Board of Directors and approval of the Company’s stockholders on May 23, 2002; and (iv) again on February 26, 2004 with the approval of the Company’s Board of Directors to be submitted to a vote of the stockholders of the Company at the 2004 Annual Meeting of the Shareholders.

2.	Definitions.

For purposes of the Plan:

      (a) “ACCOUNT” means the non-interest bearing account that the Company (or the Affiliate which employs the Participant) shall establish for Participants to which Participants’ payroll deductions pursuant to the Plan shall be credited.

      (b) “AFFILIATE” means any corporation that, at the time in question, is a “parent” of the Company within the meaning of section 424(e) of the Code, or is a “subsidiary” of the Company within the meaning of section 424(f) of the Code.

      (c) “AGENT” means the person or persons appointed by the Board in accordance with Paragraph 3(d).

      (d) “BOARD” means the Board of Directors of the Company.

      (e) “CODE” means the Internal Revenue Code of 1986, as amended.

      (f) “COMMITTEE” means the committee described in Paragraph 3(a).

      (g) “COMPANY” means TeleTech Holdings, Inc.

      (h) “COMPENSATION” means the total amount of compensation for services paid to a Participant for an Offering Period by the Company and the Affiliates that would be reportable on Internal Revenue Service Form W-2, including without limitation commissions and bonus paid to the Participant under the TeleTech Holdings, Inc. Management Incentive Plan or otherwise, plus amounts that are not includible in income for federal income tax purposes that a Participant elects to contribute pursuant to an arrangement described in section 125 or section 401(k) of the Code.

      (i) “DATE OF GRANT” means the first business day of an Offering Period.

      (j) “ELIGIBLE EMPLOYEE” means any employee of the Company or any Affiliate who meets the eligibility requirements of Paragraph 4.

      (k) “FAIR MARKET VALUE” means, on any given date, the closing price of the Shares on the principal national securities exchange on which the Shares are listed on such date, or, if the Shares are not listed on any national securities exchange, the closing price of the Shares as reported on the Nasdaq on such date, or if the Shares are not so reported, the fair market value of the Shares as determined by the Committee in good faith. If there are no sales reports or bid or ask quotations, as the case may be, for a given date, the closest preceding date on which there were sales reports shall be used.

      (l) “INVESTMENT ACCOUNT” means the account established for a Participant pursuant to Paragraph 9(a) to hold Shares acquired for a Participant pursuant to the Plan.

      (m) “NASDAQ” means The Nasdaq Stock Market, Inc.

      (n) “OFFERING PERIOD” means (i) from October 1, 1996 through September 30, 2000, each semi-annual period ending on March 31 and September 30; (ii) beginning October 1, 2000, the semi-annual period from October 1, 2000 through and including April 15, 2001; and (iii) beginning April 16, 2001, the semi-annual periods beginning on April 16 and October 16 and ending on October 15 and April 15 respectively, unless otherwise terminated earlier pursuant to paragraph 16.

      (o) “PARTICIPANT” means an Eligible Employee who makes an election to participate in the Plan in accordance with Paragraph 5.

      (p) “PLAN” means the TeleTech Holdings, Inc. Employee Stock Purchase Plan as set forth in this document, and as may be amended from time to time.

      (q) “PURCHASE DATE” means the last business day of an Offering Period.

      (r) “PURCHASE PRICE” means, with respect to any Offering Period, the lesser of:

(i) eighty-five percent (85%) of the Fair Market Value of a Share on the Date of Grant of such Offering Period; or

(ii) eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date of such Offering Period.

      (s) “SHARE” or “SHARES” means a share or shares of Common Stock, $.01 par value, of the Company.

      (t) “SUBSCRIPTION AGREEMENT” means the agreement between the Participant and the Company or Affiliate pursuant to which the Participant authorizes payroll deductions to the Account.

3.	Administration.

      (a) The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), or such other committee as may be designated by the Board to serve as the administrative committee for the Plan. All Committee members shall serve, and may be removed, in accordance with the general rules applicable to the Committee.

      (b) For purposes of administration of the Plan, a majority of the members of the Committee (but not less than two) shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or any action approved in writing by all members of the Committee, shall be the action of the Committee.

      (c) Subject to the express provisions of the Plan, the Committee shall have full discretionary authority to interpret the Plan, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. The Committee shall have the discretion at its election to impose a holding period during which the sale of Shares acquired under the Plan is restricted for a period of time after purchase; provided that reasonable advance notice is given to Participants. All determinations, interpretations and constructions made by the Committee with respect to the Plan shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any right granted thereunder.

      (d) The Committee or its delegate under Section 3(e) may engage an Agent to perform custodial and record keeping functions for the Plan, such as holding record title to the Participants’ Share certificates, maintaining an individual Investment Account for each such Participant and providing periodic account status reports to such Participants.

      (e) The Committee shall have full discretionary authority to delegate ministerial functions to the management of the Company.

4.	Eligibility.

      All employees of the Company and its Affiliates shall be eligible to participate in the Plan, except (a) an employee who has not worked for the Company or an Affiliate for at least three months, beginning at least three months prior to an Offering Period and ending on the first day of an Offering Period, (b) any employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate, (c) any employee whose customary employment does not exceed 20 hours per week, and (d) any employee whose customary employment does not exceed five months in any calendar year. In determining whether an employee owns 5% or more of the stock of the Company or an Affiliate, the rules of section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options, including rights to purchase stock under the Plan, shall be treated as stock owned by the employee.

      For purposes of this Paragraph 4, the term “employment” shall be interpreted in accordance with the provisions of Treasury Regulation Section 1.421-7(h) (or any successor thereto).

5.	Election to Participate.

      (a) Subscription Agreements. Each Eligible Employee may become a Participant by executing and submitting a Subscription Agreement to the Company at least seven (7) days prior to the beginning of the Offering Period in which payroll deductions will be made, authorizing specified regular payroll deductions. Subscription Agreements may not be retroactive. Subject to the limits of Paragraph 5(b), payroll deductions may be in any whole dollar amount, but not less than a rate of $50 per month, and shall be made on an after-tax basis. All payroll deductions shall be recorded in the Accounts. All funds recorded in Accounts may be used by the Company and its Affiliates for any corporate purpose, subject to the Participant’s right to withdraw at any time an amount equal to the entire cash balance accumulated in his or her Account as described in Paragraph 8. Once a Participant has withdrawn from participation in the Plan for an Offering Period, the former Participant must submit a new Subscription Agreement at least seven (7) days prior to the beginning of any subsequent Offering Period in which the former Participant elects to participate. Funds credited to Accounts shall not be required to be segregated from the general funds of the Company or any Affiliate.

      (b) Contribution Limit. The sum of all regular payroll deductions authorized under Paragraph 5(a) shall not exceed the lesser of (i) the maximum amount permitted by Section 423 of the Code, and (ii) 15% of the Participant’s Compensation.

      (c) No Interest on Funds in Accounts. No interest shall accrue for the benefit of or be paid to any Participant with respect to funds held in any Account for such Participant.

6.	Deduction Changes.

      A Participant may decrease (but may not increase) his or her payroll deduction by executing and submitting to the Company a new Subscription Agreement, subject to the minimum and maximum contribution limits set forth in Section 5 above. The change will become effective as soon as practicable following the receipt of such new Subscription Agreement by the Committee or its delegatee.

7.	Limit on Purchase of Shares.

      (a) No Eligible Employee may be granted a right to purchase Shares under the Plan to the extent that, immediately following such grant, such Eligible Employee would have rights to purchase equity securities of the Company, under all plans of the Company and Affiliates that are intended to meet the requirements of section 423 of the Code, that accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time the rights are granted) for each calendar year in which such rights to purchase equity securities of the Company are outstanding at any time. For purposes of this Paragraph 7:

(i) The right to purchase Shares accrues when the right (or any portion thereof) first becomes exercisable during the calendar year;

(ii) A right to purchase Shares that has accrued under one grant of rights under the Plan may not be carried over to any other grant of rights under the Plan or any other plan; and

(iii) The limits of this Paragraph 7 shall be interpreted by the Committee in accordance with applicable rules and regulations issued under section 423 of the Code.

      (b) No Eligible Employee may be granted a right to purchase Shares under the Plan if, immediately following such grant, such Eligible Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate. In determining stock ownership for purposes of the preceding sentence, the rules of section 425(d) of the Code shall apply and stock that the Eligible Employee may purchase under outstanding options, including rights to purchase stock under the Plan, shall be treated as stock owned by the Participant.

8.	Withdrawal of Funds.

      Notwithstanding anything contained herein to the contrary, a Participant may at any time prior to a Purchase Date and for any reason withdraw from participation in the Plan for an Offering Period, in which case the entire cash balance accumulated in his or her Account shall be paid to such Participant as soon as practicable thereafter. Partial withdrawals shall not be permitted. Any such withdrawing Participant may again commence participation in the Plan in a subsequent Offering Period by executing and submitting to the Company a Subscription Agreement at least seven (7) business days prior to the beginning of such Offering Period.

9.	Method of Purchase and Investment Accounts.

      (a) Exercise of Option for Shares. Each Participant having funds credited to an Account on a Purchase Date shall be deemed, without any further action, to have exercised on such Purchase Date the option to purchase from the Company the number of whole Shares that the funds in such Account would purchase at the Purchase Price, subject to the limit:

(i) on the aggregate number of Shares that may be made available for purchase to all Participants under the Plan; and

(ii) on the number of Shares that may be made available for purchase to any individual Participant, as set forth in Paragraphs 5(b) and 7.

Such option shall be deemed exercised if the Participant does not withdraw such funds before the Purchase Date. All Shares so purchased shall be credited to a separate Investment Account established by the Agent for each Participant. The Agent shall hold in its name or the name of its nominee all certificates for Shares purchased until such Shares are withdrawn by a Participant pursuant to Paragraph 11. Fractional Shares may not be purchased under the Plan. Any funds remaining in the Account of a Participant after a Purchase Date shall be retained in the Account for the purchase of additional Shares in subsequent Offering Periods.

      (b) Dividends on Shares Held in Investment Accounts. All cash dividends, if any, paid with respect to the Shares credited to a Participant’s Investment Account shall, unless otherwise directed by the Committee, be credited to his or her Account and used, in the same manner as other funds credited to Accounts, to purchase additional Shares under the Plan on the next Purchase Date, subject to Participants’ withdrawal rights against Accounts and the other limits of the Plan.

      (c) Adjustment of Shares on Application of Aggregate Limits. If the total number of Shares that would he purchased pursuant to Paragraph 9(a) but for the limits described in Paragraph 9(a)(i) or Paragraph 10 exceeds the number of Shares available for purchase under the Plan for a particular Offering Period, then the number of available Shares shall be allocated among the Investment Accounts of Participants in the ratio that the amount credited to a Participant’s Account as of the Purchase Date bears to the total amount credited to all Participants’ Accounts as of the Purchase Date. The cash balance not applied to the purchase of Shares shall be held in Participants’ Accounts subject to the terms and conditions of the Plan.

10.	Stock Subject to Plan.

      The maximum number of Shares that may be issued pursuant to the Plan is 2,500,000 in the aggregate subject to adjustment in accordance with Section 19. The Shares delivered pursuant to the Plan may, at the option of the Company, be Shares purchased specifically for purposes of the Plan, shares otherwise held in treasury or Shares originally issued by the Company for such purposes. In addition, the Committee may impose such limitations as it deems appropriate on the number of Shares that shall be made available for purchase under the Plan during any Offering Period.

11.	Withdrawal of Certificates.

      A Participant shall have the right at any time to receive a certificate or certificates for all or a portion of the Shares credited to his or her Investment Account by giving written notice to the Company; PROVIDED, HOWEVER, that no such request may be made more frequently than once per Offering Period.

12.	Registration of Certificates.

      Each certificate for Shares withdrawn by a Participant may be registered only in the name of the Participant, or, if the Participant has so indicated in the manner designated by the Committee, in the Participant’s name jointly with a member of the Participant’s family, with right of survivorship. A Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the Participant’s name as tenant in common or as community property with a member of the Participant’s family without right of survivorship.

13.	Voting.

      The Agent shall vote all Shares held in an Investment Account in accordance with the Participant’s instructions.

14.	Termination of Employment.

      Any Participant (a) whose employment by the Company and all Affiliates is terminated for any reason (except death) or (b) who shall cease to be an Eligible Employee, in either case during an Offering Period, shall cease being a Participant as of the date of such termination of employment or cessation of eligibility. Upon such event, the entire cash balance in such Participant’s Account shall be refunded as soon as practicable.

15.	Death of a Participant.

      If a Participant shall die during an Offering Period, no further payroll deductions shall be taken on behalf of the deceased Participant. The executor or administrator of the deceased Participant’s estate may elect to withdraw the balance in said Participant’s Account by notifying the Company in writing prior to the Purchase Date in respect of such Offering Period. In the event no election to withdraw has been made, the balance accumulated in the deceased Participant’s Account shall be used to purchase Shares in accordance with the provisions of the Plan.

16.	Merger, Reorganization, Consolidation or Liquidation.

      In the event of a merger, reorganization or consolidation (regardless of whether the Company is the surviving entity) that results in any person or entity other than Kenneth Tuchman owning more than 50% of the combined voting power of all classes of stock then outstanding or the liquidation of all of the assets of the Company, the Committee in its sole discretion may either (a) require that the surviving entity provide to each Participant rights which are equivalent to such Participant’s rights under the Plan, or (b) cause the Offering Period to end on the date immediately prior to the consummation of such merger or other transaction.

17.	Governing Law; Compliance With Law.

      This Plan shall be construed in accordance with the laws of the State of Delaware. The Company’s obligation to sell and deliver shares of Common Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

18.	Assignment.

      The purchase rights granted hereunder are not assignable or transferable by the Participants, other than by will or the laws of descent and distribution. Any attempted assignment, transfer or alienation not in compliance with the terms of this Plan shall be null and void for all purposes and respects.

19.	No Rights as Stockholder.

      No Eligible Employee or Participant shall by reason of participation in this Plan have any rights of a stockholder of the Company until he or she acquires Shares on a Purchase Date as herein provided.

20.	No Right to Continued Employment.

      Neither the Plan nor any right granted under the Plan shall confer upon any Participant any right to continuance of employment with the Company or any Affiliate, or interfere in any way with the right of the Company or Affiliate to terminate the employment of such Participant.

21.	Adjustments in Case of Changes Affecting Shares.

      In the event of a subdivision of outstanding Shares, or the payment of a stock dividend, the Share limit set forth in Paragraph 10 shall be adjusted proportionately, and such other adjustments shall be made as may be deemed equitable by the Committee. In the event of any other change affecting Shares (including any event described in section 424(a) of the Code), such adjustment, if any, shall be made as may be deemed equitable by the Committee to give proper effect to such event, subject to the limitations of section 424 of the Code.

22.	Amendment of the Plan.

      The Committee may at any time, or from time to time, amend this Plan in any respect; PROVIDED, HOWEVER, that any amendment to the Plan that is treated for purposes of section 423 of the Code and regulations issued pursuant thereto as the adoption of a new plan shall be effective only if such amendment is approved by the stockholders of the Company within 12 months of the adoption of such amendment in a manner that meets the requirements for stockholder approval under such Code section and regulations.

23.	Termination of the Plan.

      The Plan and all rights of employees under any offering hereunder shall terminate at such time as the Committee, at its discretion, chooses to terminate the Plan. Upon termination of this Plan, all amounts in the Accounts of Participants shall be carried forward into the Participant’s Account under a successor plan, if any, or shall be promptly refunded and certificates for all Shares credited to a Participant’s Investment Account shall be forwarded to him or her.

24.	Governmental Regulations.

      (a) Anything contained in this Plan to the contrary notwithstanding, the Company shall not be obligated to sell or deliver any Share certificates under this Plan unless and until the Company is satisfied that such sale or delivery complies with (i) all applicable requirements of the governing body of the principal market in which such Shares are traded, (ii) all applicable provisions of the Securities Act of 1933, as amended, (the “Act”) and the rules and regulations thereunder and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

      (b) The Company (or an Affiliate) may make such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines it may be required to withhold or pay in connection with any Shares. The obligation of the Company to deliver certificates under this Plan is conditioned upon the satisfaction of the provisions set forth in the preceding sentence.

25.	Repurchase of Shares.

      The Company shall not be required to repurchase from any Participant any Shares which such Participant acquires under the Plan.

TELETECH HOLDINGS, INC.
9197 SOUTH PEORIA STREET
ENGLEWOOD, CO 80112

VOTE BY INTERNET — www.proxyvote.com
 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to TeleTech Holdings, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	TELTH1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELETECH HOLDINGS, INC.

The Board of Directors recommends a vote
FOR all Board of Directors nominees, FOR
Proposals 2 and 3 and AGAINST Proposal 4.

1.	Election of Directors:

NOMINEES: 01) KENNETH D. TUCHMAN, 02) JAMES E. BARLETT, 03) GEORGE H. HEILMEIER, 04) WILLIAM A. LINNENBRINGER, 05) RUTH C. LIPPER, 06) MARK C. THOMPSON, 07) SHIRLEY YOUNG.

Vote on Proposals		For	Against	Abstain

2.	Amendment to TeleTech Holdings, Inc. Employee Stock Purchase Plan.	¦	¦	¦

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor.	¦	¦	¦

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.

¦	¦	¦

		For	Against	Abstain

4.	Shareholder proposal	¦	¦	¦

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted “FOR” all of the Board of Directors nominees, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated	¦

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	¦	¦

Signature [PLEASE SIGN WITHIN BOX]	Date

	Yes	No

Please indicate if you plan to attend this meeting	¦	¦

Signature (Joint Owners)	Date

ADMISSION TICKET

ANNUAL MEETING OF STOCKHOLDERS OF
TELETECH HOLDINGS, INC.

May 20, 2004
10:00 a.m. MDT

TeleTech’s Headquarters
9197 South Peoria Street
Englewood, CO 80112
1-800-TELETECH

Please date, sign and mail
your proxy card in the
enclosed envelope as soon as possible.

ê Please detach and mail in the envelope provided. ê

PROXY	PROXY

This Proxy is Solicited on Behalf of The Board of Directors of

TELETECH HOLDINGS, INC.

     The undersigned, having received Notice of Annual Meeting and Proxy Statement, hereby appoints KENNETH D. TUCHMAN and SHARON A. O’LEARY, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of TELETECH HOLDINGS, INC. owned of record by the undersigned at the 2004 Annual Meeting of Stockholders to be held at TeleTech’s headquarters located at 9197 South Peoria Street, Engelwood, CO 80112 on May 20, 2004 at 10:00 a.m. local time, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their or his or her sole discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their or his or her sole discretion are further authorized to vote on other matters which may properly come before the 2004 Annual Meeting and any adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote these shares unless you sign and return this card.

Comments:

(If you noted Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

TELETECH HOLDINGS, INC.
9197 SOUTH PEORIA STREET
ENGLEWOOD, CO 80112

VOTE BY INTERNET — www.proxyvote.com
 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to TeleTech Holdings, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	TELTH3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELETECH HOLDINGS, INC.

The Board of Directors recommends a vote
FOR all Board of Directors nominees, FOR
Proposals 2 and 3 and AGAINST Proposal 4.

1.	Election of Directors:

NOMINEES: 01) KENNETH D. TUCHMAN, 02) JAMES E. BARLETT, 03) GEORGE H. HEILMEIER, 04) WILLIAM A. LINNENBRINGER, 05) RUTH C. LIPPER, 06) MARK C. THOMPSON, 07) SHIRLEY YOUNG.

Vote on Proposals		For	Against	Abstain

2.	Amendment to TeleTech Holdings, Inc. Employee Stock Purchase Plan.	¦	¦	¦

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor.	¦	¦	¦

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.

¦	¦	¦

		For	Against	Abstain

4.	Shareholder proposal	¦	¦	¦

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted “FOR” all of the Board of Directors nominees, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated	¦

Signature [PLEASE SIGN WITHIN BOX]	Date

	Yes	No

Please indicate if you plan to attend this meeting	¦	¦

Signature (Joint Owners)	Date

ADMISSION TICKET

ANNUAL MEETING OF STOCKHOLDERS OF
TELETECH HOLDINGS, INC.

May 20, 2004
10:00 a.m. MDT

TeleTech’s Headquarters
9197 South Peoria Street
Englewood, CO 80112
1-800-TELETECH

Please date, sign and mail
your proxy card in the
enclosed envelope as soon as possible.

ê Please detach and mail in the envelope provided. ê

PROXY	PROXY

This Proxy is Solicited on Behalf of The Board of Directors of

TELETECH HOLDINGS, INC.

     The undersigned, having received Notice of Annual Meeting and Proxy Statement, hereby appoints KENNETH D. TUCHMAN and SHARON A. O’LEARY, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of TELETECH HOLDINGS, INC. owned of record by the undersigned at the 2004 Annual Meeting of Stockholders to be held at TeleTech’s headquarters located at 9197 South Peoria Street, Engelwood, CO 80112 on May 20, 2004 at 10:00 a.m. local time, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their or his or her sole discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their or his or her sole discretion are further authorized to vote on other matters which may properly come before the 2004 Annual Meeting and any adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote these shares unless you sign and return this card.

Comments:

(If you noted Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)